TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

-------------------------------| |-------------------------------

INVESTMENT ADVISER
(OF INTERNATIONAL
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

-------------------------------| |-------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/IE/A/96                         Printed on Recycled Paper [recycle logo]

[logo] LANDMARKSM FUNDS
       Advised by Citibank, N.A.



LANDMARK
INTERNATIONAL
EQUITY FUND


ANNUAL
REPORT
December 31, 1996

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     1996 was a period of significant change in international economies and stock markets, producing mixed investment results for international equities and below-average performance for the Landmark International Equity Fund. In this uncertain environment, the Fund has refocused its investment approach in order to improve performance by taking advantage of the consequences the year's environmental changes are expected to produce. Perhaps most significantly, many of the established overseas markets appear to be poised for the same kind of asset growth that has driven the U.S. stock market higher for the last several years, and we are accordingly optimistic regarding the prospects of global equity investments and Fund performance in 1997.

     The Landmark International Equity Fund continued to be managed to achieve its investment objective: long-term capital growth. Through its investment in International Equity Portfolio, the Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This report reviews the Portfolio's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the international stock markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip Coolidge

    Philip W. Coolidge
    President
    January 17, 1997







TABLE OF CONTENTS
1    A Letter to Our Shareholders
-------------------------------------------------------------------------------
     Market Environment
2    Fund Snapshot
     Portfolio Manager
-------------------------------------------------------------------------------
     The Portfolio Manager Responds
3    Quotes from the Portfolio Manager
     Strategy and Outlook
-------------------------------------------------------------------------------
4    International Equity Portfolio
      by the  Numbers
-------------------------------------------------------------------------------
5    Fund Data
     Performance Highlights

LANDMARK INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
6    Statement of Assets and Liabilities
-------------------------------------------------------------------------------
7    Statement of Operations
-------------------------------------------------------------------------------
8    Statement of Changes in Net Assets
-------------------------------------------------------------------------------
9    Financial Highlights
-------------------------------------------------------------------------------
10   Notes to Financial Statements
-------------------------------------------------------------------------------
12   Independent Auditors' Report
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
13   Portfolio of Investments
-------------------------------------------------------------------------------
19   Statement of Assets and Liabilities
     Statement of Operations
-------------------------------------------------------------------------------
20   Statement of Changes in Net Assets
     Financial Highlights
-------------------------------------------------------------------------------
21   Notes to Financial Statements
-------------------------------------------------------------------------------
23   Independent Auditors' Report
-------------------------------------------------------------------------------

Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or Citicorp Investment
   Services
o Are subject to investment risks, including possible loss of the principal amount invested

------------------------------------------------------------------------------
MARKET ENVIRONMENT

     Many overseas stock markets were driven during the second half of 1996 by the performance of the U.S. stock market. Some of the same forces that have supported the lengthy bull market in the U.S. are now at work in other industrialized markets.

     In Europe, we are beginning to see an increase in investment activity in the markets as more and more individuals shift from spending their money to saving and investing for future financial needs such as retirement. What's more, many European companies are engaged in the same sort of restructuring activities that have helped U.S. companies cut costs and boost earnings during the first half of the 1990s. These trends, combined with low interest rates, low inflation and moderate economic growth in Europe, have caused a flow of money into financial assets that is reminiscent of the same phenomenon that began several years ago in the United States. As a result, certain European markets, such as Sweden and the Netherlands, rose 40% or more during the year. Unfortunately, for the most part, gains in the value of European currencies relative to the U.S. dollar during 1996 eroded some of those gains in U.S. dollar terms.

     Asian markets fared less well than their European counterparts during the year, however. In Japan, persistent economic and political difficulties continue to constrain the performance of its equity markets. And while most of the emerging economies in Asia are growing faster than Europe, their stock markets have not risen to the same extent because they have had to compete for assets with strong U.S. and European markets.

     Elsewhere, the Australian stock market reached new highs during the second half of 1996 as prices for natural resource commodities rose and interest rates fell. Similarly, Canada's stock market has benefitted from rising stock prices in the resource sector.

------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS                     CAPITAL GAINS
March 1, 1991                                  Distributed annually, if any

NET ASSETS AS OF 12/31/96                      BENCHMARKS
$32.6 million                                  o Lipper International Equity
                                                 Funds Average
FUND OBJECTIVE                                 o Morgan Stanley Capital
Long-term capital growth; dividend               International Europe-
income, if any, is incidental to                 Australia-Far East (MSCI EAFE)
this investment objective.                       Index

DIVIDENDS                                      INVESTMENT ADVISOR,
Paid semi-annually, if any                     INTERNATIONAL EQUITY PORTFOLIO
                                               Citibank, N.A.
------------------------------------------------------------------------------
PORTFOLIO MANAGER

TREVOR FORBES
Vice President, Citibank, N.A.

Mr. Forbes is based in Citibank's London office, and is manager of the International Equity Portfolio. Mr. Forbes is the head of Citibank's International Equity Department in London and the senior portfolio manager of global, non-U.S. equity and European equity portfolios for institutional accounts. Before joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life. The selection of specific securities is made by committees of Citibank investment personnel specializing in investments in the countries selected by Mr. Forbes.

------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     The Portfolio's investment adviser, Citibank, N.A., implemented significant strategic changes in both asset allocation and security selection during the second half of 1996. The primary objectives of these changes were to reduce short-term volatility and to position the Portfolio for improved performance by taking advantage of the substantial opportunities we see ahead.

     Based on our outlook for the various world economies, we substantially reduced the Portfolio's exposure to emerging markets in Eastern Europe, Latin America and Asia, shifting most of those assets to the established markets represented in the widely recognized EAFE (Europe, Asia, Far East) Index.

     Relative to the EAFE Index, we have underweighted our overall exposure to the Japanese market, especially those sectors that rise and fall in response to domestic influences. Instead, our holdings in Japan are concentrated in large, well established companies that derive a large portion of their revenues from exports to the U.S., Europe and other international markets.

     Within the European sector, we have focused on the U.K. market where political and economic influences have been especially positive for consumer and financial companies. We have maintained a market-weight exposure to the industrialized economies in the core of central Europe, and, after their strong 1996 rallies, we have taken profits and reduced our exposure to the smaller markets of Northern and Southern Europe. We have also maintained holdings in some countries that are not represented in the EAFE index, including Canada and Taiwan.

------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER

"We have shifted the emphasis of the Portfolio away from the growth stocks that have done very well and into more reasonably priced value-oriented stocks."

"Corporate restructuring has been a very important theme for us, especially in Europe. It's a question of seeing how far they will go to improve earnings and returns on investment."

"We don't see any evidence that the flow of assets into mutual funds and other savings vehicles will stop anytime soon. We're beginning to see the benefits of this trend coming through in the form of higher stock prices."

------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     We are quite optimistic regarding the prospect for future gains in non-U.S. stock markets. Throughout the world, selected markets appear poised to benefit from some of the same forces that have driven the U.S. markets higher in the 1990s: positive economic growth, low inflation, low interest rates and rising demand for financial assets from individuals and retirement plans.

     Tactically, we believe that the leadership of many overseas markets is in the midst of a shift from growth-oriented stocks to stocks that are selling at attractive prices relative to future earnings. As this shift takes place over the next several months, we expect market volatility to increase. To ensure that we are prepared for this eventuality, and to manage volatility effectively, we continue to shift the Portfolio's market allocation closer to that of the EAFE Index. Within each market, we are maintaining the disciplined stock selection process that has led us to winning investments in the past.

International Equity Portfolio
------------------------------------------------------------------------------
 By The Numbers

------------------------------------------------------------------------------

 TOP TEN HOLDINGS OF THE PORTFOLIO
 (As of 12/31/96)
 NAME                               NATION        % OF NET ASSETS
Royal Dutch Petroleum Co. ADR's   Netherlands          1.61%
Toyota Motor Co.                    Japan              1.47%
Daimler-Benz AG                    Germany             1.39%
Lloyds TSB Group PLC           United Kingdom          1.36%
TDK Corp.                           Japan              1.33%
Veba AG                            Germany             1.33%
Sankyo Co. Ltd.                     Japan              1.27%
British Petroleum Co. PLC      United Kingdom          1.24%
Mitsubishi Heavy                    Japan              1.13%
Canon Inc.                          Japan              1.08%

-------------------------------------------------------------------------------
 INDUSTRIES AS A % OF THE PORTFOLIO
 INDUSTRIES                              % OF COMMON STOCKS
 --------                                 ----------------
Banking                                        11.3%
Energy Sources                                  8.1%
Retailing                                       6.9%
Pharmaceuticals & Health                        6.5%
Machinery & Engineering                         5.6%
Multi-Industry                                  5.4%
Electrical & Gas Utilities                      5.4%
Automobiles                                     5.3%
Telephone Utilities                             4.2%
Insurance                                       3.8%
Business & Public                               3.8%
Instruments & Components                        3.7%
Financial Services                              3.0%
Chemicals                                       2.9%
Building & Construction                         2.5%
Electrical & Electronics                        2.2%
Real Estate                                     2.0%
Steel                                           2.0%
Beverages & Tobacco                             1.8%
Non-Ferrous Metals                              1.7%
Food & Household Products                       1.6%
Industrial Components                           1.6%
Building Materials                              1.3%
Household Appliances                            1.2%
Road & Rail Transport                           1.1%
Miscellaneous Materials                         1.1%
Aerospace & Defense                             0.9%
Textiles                                        0.9%
International Trade                             0.7%
Leisure & Tourism                               0.6%
Gold Mines                                      0.4%
Airlines                                        0.3%
Forest Products & Paper                         0.2%


CHANGES IN PORTFOLIO ASSET ALLOCATION
Portfolio of Investments
as of 12/31/96

EUROPE                       58%
JAPAN                        35%
PACIFIC BASIN                 4%
NORTH AMERICA                 3%

 ...Compared to 12/31/95

EUROPE                       44%
PACIFIC BASIN                36%
JAPAN                        17%
NORTH AMERICA                 2%
LATIN AMERICA                 1%

-------------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1996
-------------------------------------------------------------------------------

                                                                  TOTAL RETURNS
                                                        -------------------------------------
                                                                                     SINCE
                                                        ONE          FIVE            3/1/91
                                                       YEAR          YEAR*         INCEPTION*
                                                      --------    ----------       ----------
Landmark International Equity Fund
 without Sales Charge.................................   2.59%        6.53%          5.85%
Lipper International Equity Funds Average.............  11.78%       10.09%         8.94%+
MSCI EAFE Index.......................................   6.36%        8.48%          8.13%+
Landmark International Equity Fund
 with Maximum Sales Charge of 4.75%...................  (2.28)%       5.50%          4.98%

 *Average Annual Total Return
 +Since 2/28/91

Income Dividends Per Share         $0.021
Capital Gain Distribution          $1.991

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $13,280 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmarks over the same period.


The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

               Lndmk          Lndmk
             Int_Equity     Int_Equity       Lipper
             w/o sales       w sales       Int_Equity       MSCI
               chrg.          chrg.           Avg.          EAFE
------------------------------------------------------------------------------
Feb-91         10,000          9,525         10,000         10,000
Mar-91          9,420          8,973          9,708          9,401
Apr-91          9,740          9,277          9,831          9,496
May-91          9,740          9,277          9,942          9,596
Jun-91          9,760          9,296          9,451          8,890
Jul-91          9,800          9,335          9,828          9,330
Aug-91          9,910          9,439          9,748          9,142
Sep-91         10,150          9,668         10,022          9,660
Oct-91         10,200          9,716         10,081          9,800
Nov-91          9,860          9,392          9,745          9,345
Dec-91         10,161          9,678         10,203          9,834
Jan-92         10,411          9,917         10,281          9,629
Feb-92         10,602         10,098         10,282          9,290
Mar-92         10,090          9,611          9,297          8,682
Apr-92         10,361          9,869         10,143          8,728
May-92         10,933         10,414         10,648          9,318
Jun-92         10,622         10,118         10,356          8,882
Jul-92         10,171          9,688          9,971          8,661
Aug-92         10,221          9,735         10,072          9,210
Sep-92          9,910          9,439          9,864          9,034
Oct-92          9,749          9,286          9,595          8,566
Nov-92          9,900          9,430          9,632          8,651
Dec-92         10,013          9,537          9,741          8,701
Jan-93         10,013          9,537          9,792          8,706
Feb-93          9,973          9,499         10,039          8,974
Mar-93         10,536         10,035         10,603          9,762
Apr-93         10,797         10,284         11,148         10,693
May-93         11,089         10,562         11,401         10,924
Jun-93         10,827         10,313         11,172         10,756
Jul-93         10,797         10,284         11,506         11,134
Aug-93         11,390         10,849         12,241         11,738
Sep-93         11,501         10,955         12,215         11,476
Oct-93         12,044         11,472         12,790         11,832
Nov-93         11,813         11,251         12,382         10,800
Dec-93         12,999         12,381         13,608         11,582
Jan-94         13,632         12,985         14,400         12,564
Feb-94         13,089         12,468         14,075         12,532
Mar-94         12,144         11,567         13,423         11,994
Apr-94         12,144         11,567         13,749         12,506
May-94         12,084         11,510         13,713         12,437
Jun-94         11,903         11,338         13,558         12,616
Jul-94         12,185         11,606         13,934         12,740
Aug-94         12,748         12,142         14,346         13,045
Sep-94         12,456         11,864         13,992         12,636
Oct-94         12,345         11,759         14,258         13,060
Nov-94         11,973         11,405         13,558         12,435
Dec-94         11,509         10,962         13,418         12,516
Jan-95         10,654         10,148         12,738         12,038
Feb-95         10,915         10,397         12,756         12,006
Mar-95         11,771         11,211         13,162         12,759
Apr-95         12,052         11,480         13,590         13,243
May-95         12,243         11,662         13,703         13,088
Jun-95         12,666         12,064         13,703         12,861
Jul-95         13,330         12,697         14,439         13,665
Aug-95         13,360         12,726         14,169         13,147
Sep-95         13,642         12,994         14,379         13,408
Oct-95         13,481         12,840         14,206         13,051
Nov-95         13,340         12,706         14,351         13,418
Dec-95         13,590         12,945         14,787         13,961
Jan-96         13,782         13,127         15,123         14,021
Feb-96         13,631         12,983         15,180         14,072
Mar-96         13,994         13,329         15,437         14,374
Apr-96         14,449         13,762         15,917         14,795
May-96         14,327         13,647         15,869         14,526
Jun-96         14,368         13,685         15,974         14,612
Jul-96         13,693         13,042         15,380         14,188
Aug-96         13,553         12,909         15,551         14,222
Sep-96         13,800         13,144         15,884         14,603
Oct-96         13,628         12,981         15,771         14,457
Nov-96         14,035         13,369         16,440         15,036
Dec-96         13,942         13,280         16,491         14,846


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark International Equity Fund
------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1996

ASSETS:
Investment in International Equity Portfolio, at value (Note 1A).............................      $32,633,340
Receivable for shares of beneficial interest.................................................           60,667
Other assets.................................................................................           50,476
                                                                                                   -----------
    Total assets.............................................................................       32,744,483
                                                                                                   -----------

LIABILITIES:
Payable for shares of beneficial interest repurchased........................................          133,182
Payable to affiliates--Shareholder servicing agents' fees (Note 2B)...........................           7,325
Accrued expenses and other liabilities.......................................................           15,332
                                                                                                   -----------
    Total liabilities........................................................................          155,839
                                                                                                   -----------
NET ASSETS for 2,763,461 shares of beneficial interest outstanding...........................      $32,588,644
                                                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital..............................................................................      $31,218,869
Unrealized appreciation......................................................................        1,136,974
Accumulated net realized gain................................................................          232,801
                                                                                                   -----------
    Total....................................................................................      $32,588,644
                                                                                                   ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST  ......................           $11.79
                                                                                                        ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($11.79/0.9525)...............           $12.38
                                                                                                        ======

See notes to financial statements

 Landmark International Equity Fund
------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B):
Dividend Income from International Equity Portfolio........................  $   458,893
Interest Income from International Equity Portfolio........................      136,172
Other Income: Foreign Tax Reclaim..........................................       51,122
Allocated Expenses from International Equity Portfolio.....................     (374,215)           $  271,972
                                                                             -----------

EXPENSES:
Administrative fees (Note 2A)..............................................      100,446
Shareholder Servicing Agents' fees (Note 2B)...............................       83,705
Distribution fees (Note 3).................................................       33,482
Amortization of organization expenses (Note 1D)............................        9,459
Expense fees (Note 6)......................................................       41,793
                                                                             -----------
    Total expenses.........................................................      268,885

    Less aggregate amount waived by Administrator (Note 2A)................      (55,944)              212,941
                                                                             -----------           -----------
     Net investment income.................................................                             59,031
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE
 CURRENCY TRANSACTIONS FROM INTERNATIONAL EQUITY PORTFOLIO:
Net realized gain .........................................................                          3,355,063
Net change in unrealized appreciation (depreciation) ......................                         (2,347,696)
                                                                                                   -----------
Net realized and unrealized gain (loss) from International Equity Portfolio                          1,007,367
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                        $ 1,066,398
                                                                                                   ===========

See notes to financial statements

 Landmark International Equity Fund
------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------
                                                                        1996                     1995
                                                                       ------                   ------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................       $     59,031            $     30,904
Net realized gain ...........................................          3,355,063               3,448,708
Net change in unrealized appreciation (depreciation).........         (2,347,696)              1,423,077
                                                                    ------------            ------------
Net increase in net assets resulting from operations.........          1,066,398               4,902,689
                                                                    ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................            (50,630)               (114,253)
Net realized gain............................................         (4,844,487)                     --
                                                                    ------------            ------------
 Total distributions to shareholders.........................         (4,895,117)               (114,253)
                                                                    ------------            ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares.............................         18,623,948               9,618,936
Net asset value of shares issued to shareholders from
  reinvestment of dividends..................................          4,137,524                 102,765
Cost of shares repurchased...................................        (18,503,357)            (11,199,133)
                                                                    ------------            ------------
Net increase (decrease) in net assets resulting from
  transactions in shares of beneficial interest..............          4,258,115              (1,477,432)
                                                                    ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS .......................            429,396               3,311,004

NET ASSETS:
Beginning of period..........................................         32,159,248              28,848,244
                                                                    ------------            ------------
 End of period (including undistributed net investment income
   of $0 and of $19,036).....................................       $ 32,588,644            $ 32,159,248
                                                                    ============            ============

See notes to financial statements

 Landmark International Equity Fund
------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------

                                                 1996          1995          1994#          1993#         1992#
                                               -------       --------       --------      ---------      -------
Net Asset Value, beginning of period           $ 13.46       $  11.44       $  12.93      $    9.96      $ 10.13
                                               -------       --------       --------      ---------      -------
Income From Operations:
Net investment income (loss) ............        0.028**        0.013**        0.001**       (0.003)**     0.052
Net realized and unrealized gain (loss) .        0.314**        2.055**       (1.483)**       2.973**     (0.199)
                                               -------       --------       --------      ---------      -------
     Total from investment operations ...        0.342          2.068         (1.482)         2.970       (0.147)
                                               -------       --------       --------      ---------      -------
Less Distributions From:
     Net investment income ..............       (0.021)        (0.048)        (0.001)           --        (0.023)
     In excess of net investment income .          --             --          (0.007)           --           --

     Net realized gain on investments ...       (1.991)           --             --             --           --
                                               -------       --------       --------      ---------      -------
     Total from distributions ...........       (2.012)       (0.048)         (0.008)           --        (0.023)
                                               -------       --------       --------      ---------      -------
Net Asset Value, end of period ..........      $ 11.79       $ 13.46        $  11.44       $  12.93     $   9.96
                                               =======       =======        ========       ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)      $32,589       $32,159        $ 28,848         28,088     $  6,711
Ratio of expenses to average net assets          1.75%(A)      1.75%(A)        1.75%(A)       1.75%        1.75%
Ratio of net investment income (loss) to
   average net assets ...................        0.18%         0.10%           0.00%        (0.02)%        0.57%
Portfolio turnover (B) ..................          --            --               5%            36%          42%
Total return ............................        2.59%        18.08%        (11.46)%         29.82%      (1.45)%

   Note: If Agents of the Fund for the periods indicated had not voluntarily    waived a portion of their fees and
   expenses had been limited to that required by certain state securities laws for the years ended December 31, 1993 and 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share ..      $(0.002)**    $  0.013**     $ (0.018)**   $  (0.116)**   $(0.016)
   Ratios:
Expenses to average net assets ..........        1.94%(A)       1.75%(A)       1.90%(A)       2.50%        2.50%
Net investment income (loss) to
 average net assets .....................      (0.01)%          0.10%        (0.15)%        (0.77)%      (0.18)%

 ** The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  # On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

 Landmark International Equity Fund
------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark International Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 66.5% at December 31, 1996) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.


B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required.

D. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straightline basis through 1996.

E. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

F. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $27,437 from undistributed net investment income, $95,646 from accumulated loss on investments and $123,083 to paid-in-capital.

(2) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $100,446 of which $55,944 was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $83,705 for the year ended December 31, 1996.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distribution fees amounted to $33,482 for the year ended December 31, 1996.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $18,613,821 and $19,360,965, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
                                     1996          1995
                                   -------       -------
Shares sold .................    1,410,053       783,692
Shares issued to shareholders
  from reinvestment of
  dividends .................      339,891         7,761
Shares repurchased ..........   (1,376,401)     (924,006)
                                ----------    ----------
   Net increase (decrease) ..      373,543      (132,553)
                                ==========    ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay to LFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.

 Landmark International Equity Fund
------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK INTERNATIONAL FUNDS (THE TRUST): LANDMARK INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark International Equity Fund (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 4, 1997

 International Equity Portfolio
------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1996

ISSUER/INDUSTRY                            SHARES       VALUE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS -- 93.1%
------------------------------------------------------------------------------

GLOBAL DEPOSITORY RECEIPTS (GDR) - 0.1%
Samsung Electronics Co. Ltd. 144A
  Electrical & Electronics ............       229   $     9,332
Samsung Electronics Co. Ltd.  144A
  (Preferred Shares)
  Electrical & Electronics ............     3,610        65,341
                                                    -----------
                                                         74,673
                                                    -----------

AUSTRALIA - 1.8%
Australian & New Zealand Bank
  Banking .............................    14,100        88,874
Broken Hill Proprietary
  Energy Sources ......................    10,500       149,558
Centaur Mining & Exploration Ltd.*
  Gold Mines ..........................    57,000        91,175
C.S.R. Ltd. ...........................
  Multi-Industry ......................    21,400        74,843
Hydromet Corp. Ltd. ...................
  Miscellaneous Materials .............   100,000        11,923
Pacific Dunlop
  Multi-Industry ......................    31,000        78,851
Mayne Nickless Ltd. ...................
  Multi-Industry ......................    10,700        73,142
News Corp. Ltd
  Business & Public ...................    19,954       105,314
North Limited
  Non-Ferrous Metals ..................    21,500        62,888
Tabcorp Holdings Ltd. .................
  Multi-Industry ......................    15,300        72,968
Woodside Petroleum Ltd. ...............
  Energy Sources ......................    12,500        91,308
                                                    -----------
                                                        900,844
                                                    -----------

CANADA - 3.2%
Alcan Aluminum Ltd. ...................
  Non-Ferrous Metals ..................     2,660        89,864
Avenor Inc. Co. .......................
  Forest Products & Paper .............     4,400        65,223
Barrick Gold Corp. ....................
  Gold Mines ..........................     3,500       100,314
Canadian Natural Resources Ltd.*
  Energy Sources ......................     8,800       241,615
Cominco Ltd. ..........................
  Non-Ferrous Metals ..................     6,100       151,893
Franco-Nevada Mining Ltd. .............
  Miscellaneous Materials .............     4,000       183,285
Goldcorp Incorporated
  Miscellaneous Materials .............     3,800        32,604
Inco Ltd. .............................
  Steel ...............................     4,250       135,775
MacMillan Bloedel Ltd. ................
  Forest Products & Paper .............     3,300        43,255
Philex Gold Inc.*
  Miscellaneous Materials .............     7,047        42,453
Placer Dome Group Inc. Com
  Non-Ferrous Metals ..................     2,700        59,246
Renaissance Energy Ltd.*
  Energy Sources ......................     4,875       166,067
Talisman Energy Inc.*
  Energy Sources ......................     6,000       199,788
Westmin Resources*
  Miscellaneous Materials .............    12,000        58,272
                                                    -----------
                                                      1,569,654
                                                    -----------

DENMARK - 2.4%
Carli Gry International AS
  Textiles ............................     2,740       131,207
Danisco AS
  Multi-Industry ......................     1,950       118,543
Den Danske Bank AS
  Banking .............................     1,540       124,215
Falck AS
  Multi-Industry ......................       490       146,443
Inwear Group
  Textiles ............................       487        21,253
Kobenhavns Lufthavne
  Airlines ............................     1,225       124,809
Novo-Nordisk AS
  Pharmaceuticals & Health ............     1,085       204,508
Sophus Berendsen AS
  Multi-Industry ......................     1,420       182,775
Tele Danmark 'B'
  Telephone Utilities .................     2,655       146,523
                                                    -----------
                                                      1,200,276
                                                    -----------
FRANCE - 5.4%
Air Liquide French
  Chemicals ...........................       715       111,794
AXA Company
  Insurance ...........................     2,400       152,881
Axime (Ex Segin)
  Financial Services ..................     1,100       127,400
BIC
  Household Appliances ................     1,300       195,232
Carrefour Supermarche
  Retailing ...........................       300       195,503
CIE Generale Des Eaux
  Electrical & Gas Utilities ..........     2,100       260,651
Credit Commercial de France
  Banking .............................     2,500       115,820
Credit Local de France
  Financial Services ..................     1,400       122,151
Legris Industries S.A
  Building & Construction .............     2,800       118,096
Louis Vuitton-Moet Hennesy
  Beverages & Tobacco .................       600       167,822
Michelin "B" Shares
  Industrial Components ...............     2,700       145,983
Printemps
  Retailing ...........................       400       158,904
Salomon S.A
  Household Appliances ................     1,500       128,848
Sanofi S.A
  Pharmaceuticals & Health ............     1,300       129,485
Sodexho
  Multi-Industry ......................       300       167,358
Ste. Guilbert S.A
  Business & Public ...................     1,000       195,928
Total S.A. Series B
  Energy Sources ......................     2,000       162,918
                                                    -----------
                                                      2,656,774
                                                    -----------
GERMANY - 11.4%
Bayer AG
  Chemicals ...........................    10,650       434,722
Bayerische Vereinsbank AG
  Banking .............................    10,590       435,026
Buderus
  Machinery & Engineering .............       570       281,573
Daimler-Benz AG*
  Automobiles .........................     9,900       682,092
Deutche Telekom AG
  Telephone Utilities .................    18,152       382,862
Dresdner Bank AG
  Banking .............................    18,690       560,033
Gehe AG
  Pharmaceuticals & Health ............     4,670       298,989
Hornbach Holding AG
  (Preferred Shares)
  Retailing ...........................     3,720       265,974
Mannesmann AG
  Machinery & Engineering .............     1,080       468,222
Metro AG
  Retailing ...........................     3,270       263,556
Rhoen-Klinikum
  Pharmaceuticals & Health ............     2,960       309,756
SGL Carbon AG
  Non-Ferrous Metals ..................     2,289       288,636
Siemens AG
  Instruments & Components ............     2,640       124,406
Tarkett International AG
  Food & Household Products ...........     7,571       151,076
Veba AG
  Electrical & Gas Utilities ..........    11,265       651,663
                                                    -----------
                                                      5,598,586
                                                    -----------
HONG KONG - 1.9%
Cheung Kong
  Real Estate .........................    21,000       186,663
HSBC Holdings PLC
  Banking .............................     8,000       171,182
Hutchison Whampoa
  Multi-Industry ......................    30,000       235,632
Sung Hung Kai Properties Ltd.
  Real Estate .........................    15,000       183,755
Swire Pacific Ltd. "A"
  Multi-Industry ......................    14,000       133,493
                                                    -----------
                                                        910,725
                                                    -----------
ITALY - 3.7%
Eni Spa
  Energy Sources ......................   101,755       523,398
Fiat Spa
  Automobiles .........................    30,680        92,445
Instituto Banc San Paolo Torina
  Banking .............................    62,870       385,425
Italgas
  Electrical & Gas Utilities ..........    23,810        99,698
Mediaset Spa
  Business & Public ...................    17,489        80,850
Stet D Risp Non Cvt ...................
  Telephone Utilities .................    45,903       154,987
Telecom Italia Mobile
  Telephone Utilities .................   148,894       377,388
Unicem Spa
  Building Materials ..................    12,000        78,312
                                                    -----------
                                                      1,792,503
                                                    -----------
JAPAN - 31.3%
Asahi Bank Ltd.
  Banking .............................    36,000       320,179
Autobacs Seven
  Automobiles .........................     3,000       212,158
Canon Inc. .
  Electrical & Electronics ............    24,000       530,524
Chugai Pharm Co.
  Pharmaceuticals & Health ............    35,000       293,152
Dai-Ichi Kangyo Bank
  Banking .............................    20,000       288,403
DDI Corporation
  Telephone Utilities .................        35       231,499
Denso Corp.
  Automobiles .........................    25,000       602,279
Ebaba Corporation
  Machinery & Engineering .............    40,000       521,544
Fuji Bank
  Banking .............................    20,000       291,857
Fujitsu Ltd.
  Instruments & Components ............    26,000       242,466
Industrial Bank of Japan
  Banking .............................    14,360       249,233
Ito Yokado Corp.
  Retailing ...........................    10,000       435,196
Japan Tobacco Inc.
  Beverages & Tobacco .................        56       379,588
Kawasaki Steel
  Steel ...............................   136,000       391,055
Kyocera Corp.
  Instruments & Components ............     6,000       374,061
Marubeni Corp.
  International Trade .................    73,000       313,911
Mitsubishi Estate Co. Ltd.
  Real Estate .........................    40,000       411,019
Mitsubishi Heavy
  Machinery & Engineering .............    70,000       556,084
Mitsubishi Trust
  Financial Services ..................    21,000       281,063
National House Industrial
  Building & Construction .............    23,000       305,845
Nippon Sheet Glass
  Miscellaneous Materials .............    50,000       177,445
NKK Corporation
  Steel ...............................   163,000       367,352
Nomura Securities Co. Ltd.
  Financial Services ..................    26,000       390,640
Ohbayashi-Gumi Corp.
  Building & Construction .............    70,000       472,671
Olympus Optical
  Household Appliances ................    22,000       208,963
Osaka Gas Co. Ltd.
  Electrical & Gas Utilities ..........   115,000       314,783
Sankyo Co. Ltd.
  Pharmaceutical & Health .............    22,000       623,088
Sanyo Electric Co. Ltd.
  Instruments & Components ............    75,000       310,854
Seven Eleven Japan Ltd.
  Retailing ...........................     8,000       468,355
Sharp Corp.
  Electrical & Electronics ............    16,000       227,959
Shin-Etsu Chemical Co.
  Chemicals ...........................    16,800       306,088
Sumitomo Bank
  Banking .............................    19,000       273,983
Sumitomo Electric Industries
  Industrial Components ...............    34,000       475,607
TDK Corp.
  Instruments & Components ............    10,000       651,930
Teijin Limited
  Textiles ............................    55,000       240,307
The Bank of Tokyo Mitsubishi
  Banking .............................    23,050       427,921
Tobu Railroad Co. Ltd.
  Road & Rail Transport ...............    47,000       230,109
Tohoku Electric Power
  Electrical & Gas Utilities ..........    18,000       357,483
Tokio Marine & Fire
  Insurance ...........................    45,000       423,539
Tokyu Corp.
  Real Estate .........................    25,000       142,043
Toyota Motor Co.
  Automobiles .........................    25,000       718,850
Yamato Transport Co. Ltd.
  Road & Rail Transport ...............    28,000       290,130
                                                    -----------
                                                     15,331,216
                                                    -----------
MALAYSIA - 0.2%
Leader Universal Holdings Ltd.
  Industrial Components ...............    45,999        96,543
                                                    -----------


NETHERLANDS - 5.2%
Akzo Dutch
  Chemicals ...........................     2,000       273,385
Elsevier
  Business & Public Services ..........    17,000       287,519
IHC Caland NV
  Building & Construction .............     4,500       257,254
ING Groep NV
  Insurance ...........................     7,000       252,187
Royal Dutch Petroleum Co. ADRs
  Energy Sources ......................     4,500       789,487
Unilever NV
  Food & Household Products ...........     1,700       300,910
Vendex International NV
  Retailing ...........................     5,000       214,016
Verenigde Nederlandse
  Business & Public ...................     8,000       167,275
                                                    -----------
                                                      2,542,033
                                                    -----------
NORWAY - 1.6%
Kvaerner
  Machinery & Engineering .............     1,330        64,095
Norsk Hydro
  Energy Sources ......................     7,225       387,988
Orkla AS A-Aksjer
  Multi-Industry ......................     1,840       127,653
Petroleum Geo Services
  Energy Sources ......................     2,580       100,108
Schibsted
  Business & Public ...................     2,545        46,412
Uni Storebrand AS-A
  Machinery & Engineering .............    12,455        71,523
                                                    -----------
                                                        797,779
                                                    -----------

SPAIN - 2.3%
Acerinox SA
  Multi-Industry ......................       542        78,320
Alba Corp. Finance
  Machinery & Engineering .............       566        57,199
Banco Bilbao Vizcaya
  Banking .............................     3,759       202,970
Banco Intercontinental
  Banking .............................       531        82,334
Corporacion Mapfre
  Insurance ...........................     1,352        82,376
Gas Natural SDG S.A.
  Electrical & Gas Utilities ..........       496       115,380
Iberdrola S.A.
  Electrical & Gas Utilities ..........    14,894       211,091
Sol Melia S.A.
  Leisure & Tourism ...................     2,288        81,951
Telefonica
  Telephone Utilities .................     8,744       203,066
                                                    -----------
                                                      1,114,687
                                                    -----------
SWEDEN - 1.3%
Assa Abloy AB-B
  Multi-Industry ......................     9,085       165,433
Autoliv AB
  Automobiles .........................     2,320       101,867
Ericsson AB
  Electrical & Electronics ............     6,190       191,800
Hennes & Mauritz AB
  Retailing ...........................       810       112,289
Kinnevik AB
  Machinery & Engineering .............     1,640        45,276
                                                    -----------
                                                        616,665
                                                    -----------

UNITED KINGDOM - 21.3%
3I Group PLC
  Financial Services ..................    35,486       295,983
BAT Industries
  Multi-Industry ......................    27,750       230,508
British Aerospace PLC
  Aerospace & Defense .................    18,356       402,411
British Petroleum Co. PLC
  Energy Sources ......................    50,510       605,992
British Telecommunications PLC
  Telephone Utilities .................    59,592       403,150
Burmah Castrol PLC
  Energy Sources ......................    15,575       293,695
Cadbury Schwepps PLC
  Food & Household Products ...........    32,408       273,363
Commercial Union Assurance
  Insurance ...........................    16,800       196,666
Courtaulds PLC
  Chemicals ...........................    28,498       192,794
Dixons Group PLC
  Retailing ...........................    11,632       108,177
Edinburgh Small CoTrust
  Financial Services ..................    95,000       157,825
Glaxo Wellcome PLC
  Pharmaceuticals & Health ............    32,267       523,900
Glynwed International PLC
  Machinery & Engineering .............    47,158       271,378
Grand Metropolitan PLC
  Beverages & Tobacco .................    36,828       290,146
HSBC Holdings PLC
  Banking .............................    16,595       371,479
Inchape PLC
  Business & Public Services ..........    65,486       303,948
Kingfisher PLC
  Retailing ...........................    34,701       376,801
Lloyds TSB Group PLC
  Banking .............................    90,184       664,942
Logica PLC
  Business & Public Services ..........    19,514       306,142
London International Group
  Pharmaceuticals & Health ............   110,086       311,098
Marks & Spencer PLC
  Retailing ...........................    33,612       282,655
National Power PLC
  Electrical & Gas Utilities ..........    24,500       205,190
Pilkington Brothers PLC
  Building Materials ..................    63,584       172,063
Prudential Corp.
  Insurance ...........................    40,758       343,098
Royal & Sun Alliance Ins.
  Insurance ...........................    38,247       292,155
RTZ
  Non-Ferrous Metals ..................     8,484       136,297
Sainsbury (J) PLC
  Retailing ...........................    38,183       253,737
Severn Trent ORD
  Electrical & Gas Utilities ..........    12,500       142,582
Smiths Industries PLC
  Machinery & Engineering .............    17,164       235,762
Standard Chartered PLC
  Banking .............................    11,287       139,378
Thorn EMI PLC
  Leisure & Tourism ...................    40,551       174,671
Tomkins PLC
  Multi-Industry ......................    64,934       300,274
WPP Group
  Business & Public ...................    54,830       237,586
William Holdings PLC
  Multi-Industry ......................    47,873       281,643
Wolseley PLC
  Building Materials ..................    41,097       326,595
Yorkshire Electricity PLC
  Electrical & Gas Utilities ..........     7,770       107,127
Zeneca Group PLC
  Pharmaceuticals & Health ............     9,326       263,149
                                                    -----------
                                                     10,474,360
                                                    -----------
TOTAL COMMON STOCKS
  (Identified Cost $44,364,894) .......              45,677,318
                                                    -----------

------------------------------------------------------------------------------
 CORPORATE BONDS--1.7%
------------------------------------------------------------------------------
                                        PRINCIPAL
                                          AMOUNT
                                        ---------
Sampo Corporation
  2.625% due 11/23/01
  (Identified Cost $700,000) ..........   700,000       806,750
                                                    -----------

------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--3.2%
------------------------------------------------------------------------------
Morgan Stanley Repurchase Agreement
  5.90% due 1/2/97 proceeds at
  maturity $1,587,174 (collateralized
  by $683,315 U.S. Treasury Note
  10.625% due 8/15/15, $693,328
  U.S. Treasury Note 12.00% due
  8/15/13 and $243,956 U.S. Treasury
  Note 9.125% due 5/15/18) ............               1,587,174
                                                    -----------

TOTAL INVESTMENTS
  (Identified Cost $46,652,068) .......      98.0%   48,071,242
OTHER ASSETS,
  LESS LIABILITIES ....................       2.0%      984,999
                                            -----   -----------
NET ASSETS ............................     100.0%  $49,056,241
                                            =====   ===========

*Non income producing.
ADRs - American Depository Receipts.

See notes to financial statements.

 International Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996

ASSETS:
Investments at value (Note 1A) (Identified Cost, $46,652,068)....   $48,071,242
Foreign currency, at value (Cost, $653,825)......................       661,554
Cash.............................................................           100
Receivable for investments sold .................................     1,972,265
Dividends and interest receivable................................        64,126
                                                                    -----------
    Total assets.................................................    50,769,287
                                                                    -----------
LIABILITIES:
Payable for securities purchased.................................     1,668,852
Payable to affiliates--Investment advisory fees (Note 2).........        44,194
                                                                    -----------
    Total liabilities............................................     1,713,046
                                                                    -----------
NET ASSETS ......................................................   $49,056,241
                                                                    ===========
REPRESENTED BY:
Paid-in capital for beneficial interests.........................   $49,056,241
                                                                    ===========

See notes to financial statements

 International Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $133,886).................       $  643,619
Interest...............................................................          188,573
                                                                              ----------
  Total investment income..............................................                            $   832,192
EXPENSES:
Investment advisory fees (Note 2)......................................          472,204
Administrative fees (Note 3)...........................................           23,610
Expense fees (Note 6)..................................................           39,757
                                                                              ----------
  Total expenses.......................................................          535,571

  Less aggregate amount waived by Administrator (Note 3)...............          (10,363)              525,208
                                                                              ----------            ----------
  Net investment income................................................                                306,984
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions..................        3,860,977
Net realized loss on foreign exchange currencies transactions..........         (228,907)
                                                                              ----------
  Net realized gain (loss).............................................                              3,632,070
                                                                                                    ----------
Unrealized appreciation (depreciation) of investments--
   Beginning of period.................................................        3,807,712
   End of period.......................................................        1,419,174            (2,388,538)
                                                                              ----------
Translation of other assets and liabilities denominated
   in foreign currencies--net...........................................                                  9,301
                                                                                                    ----------
   Net change in unrealized appreciation (depreciation)................                             (2,379,237)
                                                                                                    ----------
   Net realized and unrealized gain on investments.....................                              1,252,833
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                             $1,559,817
                                                                                                    ==========

See notes to financial statements

 International Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                 ----------------------------------
                                                                                                     1996                  1995
                                                                                                 ------------          ------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..................................................................         $    306,984          $    202,735
Net realized gain (loss) on investments and foreign exchange transactions ..............            3,632,070             3,779,752
Net change in unrealized appreciation (depreciation) of investments and
  foreign currency exchange ............................................................           (2,379,237)            1,878,598
                                                                                                 ------------          ------------
    Net increase (decrease) in net assets resulting from operations ....................            1,559,817             5,861,085
                                                                                                 ------------          ------------

CAPITAL TRANSACTIONS:
Proceeds from contributions ............................................................           28,377,160            14,645,582
Value of withdrawals ...................................................................          (20,994,299)          (12,545,928)
                                                                                                 ------------          ------------
    Net increase in net assets from capital transactions ...............................            7,382,861             2,099,654
                                                                                                 ------------          ------------
NET INCREASE IN NET ASSETS: ............................................................            8,942,678             7,960,739

NET ASSETS:
Beginning of period ....................................................................           40,113,563            32,152,824
                                                                                                 ------------          ------------
End of period ..........................................................................         $ 49,056,241          $ 40,113,563
                                                                                                 ============          ============

See notes to financial statements

 International Equity Portfolio
------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                                              MAY 1, 1994
                                                                         YEAR ENDED DECEMBER 31,             (COMMENCEMENT
                                                                     ----------------------------          OF OPERATIONS) OF
                                                                       1996                1995            DECEMBER 31, 1994
                                                                     --------            --------          ----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) .....................       $49,056             $40,114                $32,153
Ratio of expenses to average net assets .......................         1.11%               1.20%                  1.22%*
Ratio of net investment income to average net assets ..........         0.65%               0.59%                  0.60%*
Portfolio turnover ............................................          109%                 51%                    25%
Average commission rate per share (A) .........................       $0.0321                 N/A                   N/A

Note: If the Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Expenses to average net assets ................................         1.13%                 N/A                   N/A
Net investment income to average net assets ...................         0.63%                 N/A                   N/A

  * Annualized
(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after
    September 1, 1995.

See notes to financial statements

International Equity Portfolio
------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME AND OTHER TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custidian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $472,204 for the year ended December 31, 1996. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $23,610 of which $10,363 was voluntarily waived, for the year ended December 31, 1996. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $58,934,495 and $46,894,990, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1996 as computed on a federal income tax basis, are as follows:

Aggregate cost .........................................           $ 46,662,482
                                                                   ============
Gross unrealized appreciation ..........................           $  4,323,917
Gross unrealized depreciation ..........................             (2,915,157)
                                                                   ------------
Net unrealized appreciation ............................           $  1,408,760
                                                                   ============
(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, which as of July 1, 1996 is 1.00% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1996.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Portfolio was $194. Since the line of credit was established, there have been no borrowings.

 International Equity Portfolio
------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, INTERNATIONAL EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997

----------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor
--------------------------------------------------------------------------------
INVESTMENT ADVISER
(OF EMERGING ASIAN MARKETS
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/EAE/A/96            Printed on Recycled Paper [recycle symbol]


[logo] LANDMARK (SM) FUNDS
          Advised by Citibank, N.A.


       LANDMARK
       EMERGING
       ASIAN MARKETS
       EQUITY FUND


       ANNUAL
       REPORT
       December 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

  1996 was a period of significant change in the emerging Asian economies and stock markets, producing mixed investment results for international equities and below-average performance for the Landmark Emerging Asian Markets Equity Fund. Most significantly, inflationary forces, relatively high interest rates and a relatively weak export market constrained corporate earnings and stock prices. Recently, however, many of the economies and markets in which the Fund invests have shown signs of improvement, and we are optimistic regarding the prospects of emerging Asian markets and the Fund in 1997.

  The Landmark Emerging Asian Markets Equity Fund continued to be managed to achieve its investment objective: long-term capital growth. Through its investment in the Emerging Asian Markets Equity Portfolio, the Fund invests primarily in equity securities of companies in Asian countries with emerging markets and developing economies, including the Philippines, Malaysia, Indonesia and Thailand. The Portfolio may also invest in South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam.

  This report reviews the Portfolio's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for emerging Asian financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    ------------------
    Philip W. Coolidge
    President
    January 17, 1997
--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  A Letter to Our Shareholders
--------------------------------------------------------------------------------
    Market Environment
 2  Fund Snapshot
    Portfolio Manager
--------------------------------------------------------------------------------
    Quotes from the Portfolio Manager
 3  The Portfolio Manager Responds
    Strategy and Outlook
--------------------------------------------------------------------------------
 4  Emerging Asian Markets Equity
    Portfolio by the  Numbers
--------------------------------------------------------------------------------
 5  Fund Data
    Performance Highlights

LANDMARK EMERGING ASIAN MARKETS EQUITY FUND
--------------------------------------------------------------------------------
 6  Statement of Assets and Liabilities
    Statement of Operations
--------------------------------------------------------------------------------
 7  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 8  Financial Highlights
--------------------------------------------------------------------------------
 9  Notes to Financial Statements
--------------------------------------------------------------------------------
10  Independent Auditors' Report
--------------------------------------------------------------------------------
EMERGING ASIAN MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------
12  Portfolio of Investments
--------------------------------------------------------------------------------
15  Statement of Assets and Liabilities
    Statement of Operations
--------------------------------------------------------------------------------
16  Statement of Changes in Net Assets
    Financial Highlights
--------------------------------------------------------------------------------
17  Notes to Financial Statements
--------------------------------------------------------------------------------
19  Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

     As we reported six months ago, most of Asia's emerging markets showed improvement in 1996 and appear to be recovering nicely from the difficulties encountered in 1994 and 1995. Inflation, while still high in some countries, has subsided considerably. The restrictive monetary policies and high interest rates established by Asian central banks have helped restrain inflationary pressures, and, in some countries, inflation is now at its lowest level in years.

     At the same time, because exports are vital for many Asian companies, the region's emerging economies are closely linked to the more mature economies of the U.S., Europe, Japan and other industrialized nations. Asian exports of goods such as textiles and electronics reached a cyclical low in 1996 as declining overseas demand reflected slow-growth economic conditions around the world.

     Yet, despite high interest rates and lackluster export markets, many Asian economies continued to grow at a rate of 5% or more as the region invested in the infrastructure and resources necessary to compete with more industrialized nations in a global economy. Steady domestic demand for goods and services, combined with the potential for lower interest rates and more robust exports, should set the stage for positive market conditions in 1997.

--------------------------------------------------------------------------------
FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
August 23, 1995

NET ASSETS AS OF 12/31/96
$10.6 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Emerging Markets Funds Average
o MSCI EMF Far East Index (excluding Korea)

INVESTMENT ADVISER,
EMERGING ASIAN MARKETS EQUITY PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

SHERN LIANG TAN
Vice President

     Mr.Tan is a Portfolio Manager for the Citibank Private Bank's Singapore investment unit. His responsibilities include managing both Asian equity mutual funds and portfolios for high net worth investors. His comprehensive expertise includes the emerging as well as developed markets of Asia.

     Mr. Tan has six years' experience managing investments in Asian equities. He specializes in industrialized and emerging opportunities in Hong Kong, Thailand, the Philippines, and New Zealand. He also covers the equity markets in Australia, Singapore and Indonesia.

     Mr. Tan graduated with Distinction from the University of Michigan, Ann Arbor, and is a Certified Financial Analyst.

--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

     "Inflationary pressures in Asia have eased quite a bit from previous years, and we're looking forward to lower interest rates and higher stock prices in 1997."

     "We manage the Portfolio with a top-down approach. We focus on the economic outlook for the region, industry and economic sectors and, within those sectors, the stocks of well established and well managed companies."

     "Asia is no longer an undiscovered market. We are careful not to overpay for investments as we look for growing companies."

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

     The Portfolio's investment adviser, Citibank, N.A., takes a "top down" approach to finding long-term growth opportunities in emerging Asian stock markets. We first evaluate the economies of the Philippines, Malaysia, Indonesia, Thailand and other emerging Asian markets to determine which are most likely to produce gains. During 1996, these analyses prompted us to adjust the way the Portfolio's assets are allocated among the various Asian markets. At the start of the year, the Portfolio's assets were allocated 47% to Malaysian companies, 31% in Thailand, 9% to the Philippines and 13% in Indonesia. By December 31, 1996, those percentages reached 54%, 14%, 14% and 18%, respectively, reflecting our relative outlook for each.

     After assets are allocated geographically, we then determine which industries and economic sectors are likely to be strongest within each market. As expected, Malaysia was the most robust of the four emerging economies in 1996, with substantial growth evident in the consumer goods and capital goods industries. In the Philippines, real estate represented a high-growth economic sector as the emerging middle class uses its newly acquired wealth to improve living conditions. In Thailand, where the real estate boom has already occurred, banks, communications and energy companies appeared to be attractive investments. Indonesia has been the least attractive of the four economies as temporary political instability restrained economic progress in 1996.

     Within each industry and economic sector, we assess the growth prospects of local companies. We focus primarily on well-established companies that are expected to provide above-average earnings growth over time. We also employ a valuation discipline to avoid overpaying for any individual investment. As a result, the Portfolio contains the stocks of relatively large, stable growth companies that are selling at reasonable prices.

--------------------------------------------------------------------------------
STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

     We expect positive economic news from the emerging Asian markets in 1997, and we are accordingly optimistic about the likelihood of higher stock prices there. As inflation moderates in the region, we expect central banks to shift their monetary policies to a less restrictive stance, which should produce lower interest rates. In turn, with borrowing costs down, Asian companies are more likely to apply for and secure the loans they need to grow. We expect these positive economic developments to attract more investment funds from overseas, which should also support higher stock prices.

     The chief risk we see in the region's markets comes not from Asia but from the United States. If U.S. interest rates rise, it could have an adverse effect on Asian exports which may, in turn, forestall positive economic developments in the region. We believe that these risks are manageable, however, as our forecast is for modestly lower interest rates in the United States during 1997.

     In conclusion, we believe that 1997 could be a watershed year for the emerging Asian markets, marking the end of a difficult period of consolidation and the beginning of a new level of prosperity. The Emerging Asian Markets Equity Portfolio is well positioned for this environment, and we look forward to solid gains in the months ahead.

Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
BY THE NUMBERS
--------------------------------------------------------------------------------
    TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
    (As of 12/31/96)

    NAME                         NATION         % OF NET ASSETS
    Pt Telecomunikasion            Indonesia            5.8%
    Malayan Banking Berhad         Malaysia             4.8%
    Tenaga Nasional Berhad         Malaysia             4.0%
    Pt Gudang Garam                Indonesia            3.8%
    Star Publications Malaysia     Malaysia             2.9%
    Bangkok Bank Co. Ltd.          Thailand             2.8%
    Systems Telekom Malaysia       Malaysia             2.8%
    KFC Holdings Berhad            Malaysia             2.8%
    Metro Bank & Trust             Philippines          2.4%
    Multi-Purpose Holdings-Rights  Malaysia             2.3%

-------------------------------------------------------------------------------
    INDUSTRIES AS A % OF THE PORTFOLIO

    INDUSTRIES                               % OF COMMON STOCKS
    ----------                               -------------------
    Banking                                         23.7%
    Telecommunications                              10.8%
    Consumer                                         8.6%
    Utilities                                        8.0%
    Finance/Securities                               7.6%
    Property/Hotel                                   6.6%
    Automobile                                       5.9%
    Media                                            5.9%
    Property                                         5.8%
    Others                                           5.6%
    Construction/Engineer                            3.3%
    Building Materials                               2.8%
    Gaming                                           1.5%
    Transport                                        1.3%
    Plantations                                      1.0%
    Manufacturing                                    0.5%
    Timber                                           0.6%
    Construction                                     0.5%

CHANGES IN PORTFOLIO
ASSET ALLOCATION

Portfolio of investments as of 12/31/96

Malaysia                     54%
Indonesia                    18%
Philippines                  14%
Thailand                     14%

 ...Compared to 12/31/95

Malaysia                     47%
Thailand                     31%
Indonesia                    13%
Philippines                   9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DATA  ALL PERIODS ENDING DECEMBER 31, 1996

                                                                      TOTAL RETURNS
                                                                ---------------------------
                                                                                     SINCE
                                                                 ONE                8/23/95
                                                                 YEAR              INCEPTION*
                                                                -------            --------

Landmark Emerging Asian Markets Equity Fund
 without Sales Charge.................................           1.40%               1.22%
Lipper Emerging Markets Funds Average.................          11.21%               7.02%+
MSCI EMF/Far East Index (excluding Korea).............           5.46%               2.43%+
Landmark Emerging Asian Markets Equity Fund
 with Maximum Sales Charge of 4.75%...................          (3.42)%             (2.34)%

*Average Annual Total Return.
+From 8/31/95

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have decreased to $9,684 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmarks over the same period.


The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                         Landmark       Landmark
                         Emerging       Emerging
                          Asian          Asian                 MSCI EMF
                         Markets        Markets      Lipper    Far East
                          Equity         Equity     Emerging     Index
                           Fund           Fund      Markets   (excluding
                         w/o Sales     with Sales    Funds       Korea)
                          Charge         Charge     Average   (unmanaged)
                         ---------     ----------   --------  ----------

Aug-95                     9,870          9,401     10,000       10,000
Sep-95                     9,600          9,144     10,000        9,808
Oct-95                     9,380          8,934      9,563        9,436
Nov-95                     9,200          8,763      9,360        9,175
Dec-95                    10,026          9,550      9,655        9,791
Jan-96                    10,949         10,429     10,505       10,496
Feb-96                    10,838         10,324     10,435       10,516
Mar-96                    11,109         10,582     10,490       10,731
Apr-96                    11,590         11,040     10,945       11,255
May-96                    11,410         10,868     11,083       11,087
Jun-96                    11,029         10,505     11,142       10,920
Jul-96                    10,016          9,541     10,465        9,917
Aug-96                    10,337          9,846     10,760       10,301
Sep-96                    10,548         10,047     10,821       10,492
Oct-96                     9,926          9,455     10,531        9,998
Nov-96                    10,407          9,913     10,762       10,526
Dec-96                    10,167          9,684     10,949       10,326

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Emerging Asian Markets Equity Fund
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investment in Emerging Asian Markets Equity Portfolio,
 at value (Note 1A)...........................................     $10,592,629
Other assets..................................................             447
                                                                   -----------
  Total assets................................................      10,593,076
                                                                   -----------
LIABILITIES:
  Payable to affiliates-Shareholder servicing agents'
   fee (Note 2B)..............................................           2,441
  Accrued expenses and other liabilities......................           5,817
                                                                   -----------
  Total Liabilities...........................................           8,258
                                                                   -----------
NET ASSETS for 1,043,605 shares of beneficial
 interest outstanding.........................................     $10,584,818
                                                                   ===========
NET ASSETS CONSIST OF:
Paid-in capital...............................................     $10,726,632
Unrealized appreciation of investments and foreign
 currency translations........................................         853,915
Undistributed net investment loss.............................          (7,157)
Accumulated net realized loss on investments..................        (988,572)
                                                                   ------------
    Total.....................................................     $10,584,818
                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 OF BENEFICIAL INTEREST  .....................................          $10.14
                                                                        ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75%
 sales charge ($10.14/0.9525).................................          $10.65
                                                                        ======

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
Dividend Income from Emerging Asian Markets Equity
 Portfolio............................................. $107,691
Interest Income from Emerging Asian Markets
 Equity Portfolio .....................................   19,736
Allocated Expenses from Emerging Asian Markets
 Equity Portfolio......................................  (61,460)  $    65,967
                                                        --------
EXPENSES:
Administrative fees (Note 2A)..........................   32,730
Shareholder Servicing Agents' fees (Note 2B)...........   27,275
Distribution fees (Note 3).............................   10,910
Expense fees (Note 6)..................................    9,776
                                                        --------
    Total expenses.....................................   80,691

Less aggregate amount waived by Administrator,
 Shareholder Servicing Agents and Distributor
 (Notes 2A, 2B and 3)..................................  (32,308)
                                                        --------
  Net expenses ........................................                 48,383
                                                                   -----------
     Net investment income.............................                 17,584
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE
 CURRENCY TRANSACTIONS FROM EMERGING ASIAN MARKETS EQUITY PORTFOLIO:
Net realized gain (loss) ..............................             (1,018,770)
Net change in unrealized appreciation (depreciation) ..                567,775
                                                                   -----------
Net realized and unrealized gain (loss)................               (450,995)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..            $  (433,411)
                                                                   ===========

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      AUGUST 23, 1995
                                                                          YEAR       (COMMENCEMENT OF
                                                                          ENDED       OPERATIONS) TO
                                                                      DECEMBER 31,      DECEMBER 31,
                                                                         1996              1995
                                                                   ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................        $    17,584       $   18,998
Net realized loss ...........................................         (1,018,770)          (6,799)
Net change in unrealized appreciation........................            567,775          286,140
                                                                     -----------       ----------
Net increase (decrease) in net assets resulting
 from operations ............................................           (433,411)         298,339
                                                                     -----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................              --             (15,388)
                                                                     -----------       ----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares.............................          8,041,081        5,784,355
Net asset value of shares issued to shareholders from
 reinvestment of dividends...................................              --              15,388
Cost of shares repurchased...................................         (2,991,470)        (114,076)
                                                                     -----------       ----------
Net increase in net assets resulting from transactions
 in shares of beneficial interest............................          5,049,611        5,685,667
                                                                     -----------       ----------
NET INCREASE IN NET ASSETS ..................................          4,616,200        5,968,618

NET ASSETS:
Beginning of period..........................................          5,968,618           --
                                                                     -----------       ----------
End of period (undistributed net investment
 loss of $7,157 and $3,054) .................................        $10,584,818       $5,968,618
                                                                     ===========       ==========

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      AUGUST 23, 1995
                                                                          YEAR       (COMMENCEMENT OF
                                                                          ENDED       OPERATIONS) TO
                                                                      DECEMBER 31,      DECEMBER 31,
                                                                         1996              1995
                                                                   ---------------- ------------------
Net Asset Value, beginning of period.................                  $10.00            $ 10.00
                                                                       ------            -------
Income From Operations:
Net investment income (loss).........................                   0.010(+)           0.026
Net realized and unrealized gain (loss)..............                   0.130(+)(++)        --
                                                                       ------            -------
     Total from investment operations................                   0.140              0.026
                                                                       ------            -------
Less Distributions:
  From net investment income.........................                    --               (0.026)
                                                                       ------            -------
      Total from distributions.......................                    --               (0.026)
                                                                       ------            --------
Net Asset Value, end of period.......................                  $10.14            $ 10.00
                                                                       ======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............                 $10,585            $ 5,969
Ratio of expenses to average net assets(A)...........                    1.01%*                0%
Ratio of net investment income to
   average net assets................................                    0.16%*             1.50%*
Total return.........................................                    1.40%**            0.26%**

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had the expense fees agreement been in effect the entire period, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share...............                 $(0.024)(+)        $(0.046)
Ratios:
Expenses to average net assets(A)....................                    1.85%             1.85%*
Net investment income (loss) to
 average net assets..................................                  (0.68)%            (0.35)%*

 * Annualized.
** Not annualized.
 + The per share amounts were computed using a monthly average number of shares outstanding during the period.
 ++The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the investments in the Fund.

(A)Includes the Fund's share of Emerging Asian Markets Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Emerging Asian Markets Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in Emerging Asian Markets Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 93.0% at December 31, 1996) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $660,368 which will expire December 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any lia bility for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $21,687 from undistributed net investment loss, $30,198 to accumulated net realized loss of investments and $8,511 from paid-in-capital.

(2) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fees paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $32,730, of which $14,911 was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates .

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $27,275, of which $12,426 was voluntarily waived, for the year ended December 31, 1996.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $10,910, of which $4,971 was voluntarily waived, for the year ended December 31, 1996. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $8,854,217 and $3,026,771, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                                                YEAR          AUGUST 23, 1995
                                                ENDED        (COMMENCEMENT OF
                                             DECEMBER 31,      OPERATIONS) TO
                                                1996         DECEMBER 31, 1995
                                             ------------    -----------------
Shares sold ................................   732,376            607,542
Shares issued to shareholders from
 reinvestment of dividends .................      --                1,559
Shares repurchased .........................  (285,360)           (12,512
                                               -------             ------
  Net increase .............................   447,016            596,589
                                               =======            =======

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice

The Fund has agreed to pay to LFBDS an expense fee, commencing July 1, 1996, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis exceed an agreed upon rate, currently 1.85% of average daily net assets.


--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK INTERNATIONAL FUNDS (THE TRUST): LANDMARK EMERGING ASIAN MARKETS EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Emerging Asian Markets Equity Fund (the "Fund"), a series of Landmark International Funds, at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 4, 1997

--------------------------------------------------------------------------------
Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1996
--------------------------------------------------------------------------------
ISSUER/INDUSTRY                        SHARES                 VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--97.7%
--------------------------------------------------------------------------------
INDONESIA - 17.8%
Bank International Indonesia
   Banking...........................  75,000            $    73,826
PT Astra International
   Automobile........................  73,000                200,889
PT Bank Bali
   Banking...........................  41,000                102,414
PT Bank Dagang Nasional Ind
   Banking...........................  72,000                 73,158
PT Bank Negara Indonesia
   Banking........................... 120,000                 63,505
PT Darya Varia Laboratoria
   Consumer..........................  25,500                 41,024
PT Daya Guna Samudera
   Miscellaneous.....................  60,000                 69,857
PT Gudang Garam
   Consumer..........................  99,000                427,519
PT Hm Sampoerna
   Consumer..........................  18,000                 96,021
PT Indofood Sukses Makmur
   Consumer..........................  24,000                 47,756
PT Indostat
   Telecommunications................  43,500                119,707
PT Semen Gresik
   Building Materials................  16,000                 51,482
PT Telecomunikasion
   Telecommunications................ 385,000                664,214
                                                         -----------
                                                           2,031,372
                                                         -----------
MALAYSIA - 52.7%
ACP Industries Berhad
   Building Materials................  18,000                113,334
Arab-Malaysian Merchant Bank
   Banking...........................  30,000                251,852
Bright Packaging Industries Berhad
   Miscellaneous.....................   5,000                 27,522
Commerce Asset Holdings Berhad
   Finance/Securities................  18,000                135,430
Country Heights Holdings Berhad
   Property/Hotel....................  21,000                 58,211
DCB Holdings Berhad
   Banking...........................  29,000                 99,335
Edaran Otomobile Nasional Berhad
   Automobile........................   9,000                 89,990
Gamuda Berhad
   Construction/Engineer.............   6,666                 28,248
Gamuda Berhad-Rights
   Construction/Engineer.............  10,000                 20,281
Genting Berhad
   Gaming............................   4,000                 27,562
Hong Leong Bank
   Banking...........................  30,000                104,542
Hong Leong Bank-Warrants
   Banking...........................  75,700                123,503
Intria Berhad
   Construction/Engineer.............  34,000                 85,494
IOI Properties Berhad
   Property/Hotel....................  68,000                220,805
Jaya Tiasa
   Timber............................   6,000                 31,837
Kedah Cement Berhad
   Building Materials................  42,000                 83,158
KFC Holdings Berhad
   Consumer..........................  75,360                310,356
KFC Holdings Berhad-Warrants
   Consumer..........................  32,000                 38,268
Konsortium Perkapalan Berhad
   Transport.........................  22,000                148,102
Kuala Lumpur Kepong Berhad
   Plantations.......................  46,000                116,580
Landmarks Berhad
   Property/Hotel....................  15,000                 19,959
Larut Consolidated
   Property/Hotel....................  30,000                 42,293
Malayan Banking Berhad
   Banking...........................  49,800                552,172
Malaysian Resources Corp.
   Property/Hotel....................  27,000                106,383
MBF Capital Berhad
   Finance/Securities................ 100,000                162,356
Multi-Purpose Holdings-Rights
   Miscellaneous..................... 266,000                258,068
Oriental Holdings Berhad
   Automobile........................  14,000                 95,355
Oyl Industries Berhad
   Manufacturing.....................   5,000                 52,470
Pan Pacific Asia Berhad
   Timber............................  12,000                 35,402
Perusahaan Otomobil Nasional
   Automobile........................  24,000                152,062
Public Bank Berhad
   Finance/Securities................  36,999                 78,386
Public Finance Berhad
   Finance/Securities................  44,400                 77,361
Rashid Hussein Berhad
   Finance/Securities................  23,000                152,101
Renong Berhad
   Miscellaneous.....................  40,000                 70,961
Resorts World Berhad
   Gaming............................  31,000                141,172
Sime Darby Berhad
   Property/Hotel....................  64,000                252,168
S P Setia Berhad
   Property/Hotel....................  10,000                 27,720
Star Publications Malaysia
   Media.............................  84,000                330,970
Systems Telekom Malaysia
   Media.............................  36,000                320,754
TA Enterprise Berhad-Warrants
   Finance/Securities................ 150,000                110,481
Technology Resources Inds.
   Telecommunications................  21,000                 41,413
Tenaga Nasional Berhad
   Utilities.........................  96,000                459,985
UMW Holdings Berhad
   Automobile........................  24,000                112,145
UMW Holdings Berhad-Warrants
   Automobile........................   3,000                  7,543
United Engineers Malaysia
   Construction/Engineer.............  26,040                235,105
                                                         -----------
                                                           6,009,195
                                                         -----------
PHILIPPINES - 14.0%
Ayala Land Inc. "B"
   Property.......................... 136,500                155,703
C&P Homes
   Property.......................... 255,000                130,893
DMCI Holdings, Inc...................
   Construction......................  85,000                 55,751
Empire East Land Holdings, Inc.
   Property.......................... 120,000                 54,752
Filinvest Land Inc.
   Property.......................... 332,000                103,513
Manila Electric
   Utility...........................  14,500                118,537
Metro Bank &Trust
   Banking...........................  10,875                268,774
Metro Pacific Corp.
   Utilities......................... 400,000                 98,859
Petron Corp.
   Utilities........................   97,500                 32,994
Philippine Long Distance Telephone
   Telecommunications...............    3,850                211,531
Philippine National Bank
   Banking..........................   13,700                162,786
SM Prime Holdings
   Property.........................  768,000                198,571
                                                         -----------
                                                           1,592,664
                                                         -----------
THAILAND - 13.2%
Advanced Info Services
   Telecommunications...............   15,400                130,905
Bangkok Bank Co. Ltd.
   Banking..........................   33,200                321,049
Co-Generation Public Co.
   Utilities........................   25,200                 93,839
Dhana Siam Finance
   Finance/Securities...............   38,000                 90,385
Electricity General
   Utilities .......................   30,000                 81,884
Phatra Thanakit Co.
   Finance/Securities...............   16,000                 45,543
PTT Exploration & Production Public
   Miscellaneous....................   13,900                200,539
Shinawatra Computer Co.
   Telecommunications...............    3,000                 36,262
Siam Cement Co. Ltd.
   Building Materials ..............    2,000                 62,699
Siam Commercial Bank
   Banking..........................   29,000                210,327
Thai Farmers Bank
   Banking..........................   36,337                226,698
                                                         -----------
                                                           1,500,130
                                                         -----------
TOTAL COMMON STOCK
 (Identified Cost $10,283,600)                            11,133,361
                                                         -----------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS--1.7%
--------------------------------------------------------------------------------
Morgan Stanley Repurchase Agreement
  5.90% due 1/02/97 proceeds at
  maturity $194,616 (collateralized by
  $83,787 U.S. Treasury Note 10.625%
  due 8/15/15, $85,015 U.S. Treasury
  Note 12.00% due 8/15/13 and
  $29,913 U.S. Treasury Note 9.125%
   due 5/15/18).....................                     $   194,616
                                                         -----------
TOTAL INVESTMENTS
 (Identified Cost, $10,478,216) ....     99.4%            11,327,977
OTHER ASSETS
 LESS LIABILITIES...................      0.6                 64,783
                                        -----            -----------
NET ASSETS..........................    100.0%           $11,392,760
                                        =====            ===========

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Note 1A) (Identified Cost, $10,478,216)...   $11,327,977
Foreign currency, at value (Cost, $70,700)......................        71,387
Dividends and interest receivable...............................         3,748
                                                                   -----------
    Total assets................................................    11,403,112
                                                                   -----------
LIABILITIES:
Accrued expenses and other liabilities..........................        10,352
                                                                   -----------
NET ASSETS .....................................................   $11,392,760
                                                                   ===========
REPRESENTED BY:
Paid-in capital for beneficial interests........................   $11,392,760
                                                                   ===========
See notes to financial statements

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,710)......    $ 107,891
Interest...................................................       19,795
                                                               ---------
  Total investment income..................................                $    127,686

EXPENSES:
Investment advisory fees (Note 2)..........................      109,575
Administrative fees (Note 3)...............................        5,478
Expense fees (Note 6)......................................        1,577
                                                               ---------
  Total expenses...........................................      116,630
Less aggregate amount waived by Investment Adviser
  and Administrator (Notes 2 and 3)........................      (54,347)
                                                               ---------
Net expenses...............................................                      62,283
                                                                           ------------
  Net investment income....................................                      65,403
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions......     (995,885)
Net realized gain (loss) on foreign currency
  exchange transactions....................................      (30,602)
                                                               ---------
  Net realized gain (loss).................................                  (1,026,487)
                                                                           ------------
Unrealized appreciation (depreciation) of investments--
   Beginning of period.....................................      286,145
   End of period...........................................      849,761        563,616
                                                               ---------
Translation of other assets and liabilities denominated
   in foreign currencies--net..............................                        (691)
                                                                           ------------
   Net change in unrealized appreciation (depreciation)....                     562,925
                                                                           ------------
   Net realized and unrealized loss on investments.........                    (463,562)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                $   (398,159)
                                                                           ============

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                YEAR          AUGUST 23, 1995
                                                ENDED        (COMMENCEMENT OF
                                             DECEMBER 31,      OPERATIONS) TO
                                                1996         DECEMBER 31, 1995
                                             ------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................  $    65,403        $   18,984
Net realized gain (loss) on investments
 and foreign exchange transactions........   (1,026,487)           (6,799)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency exchange................      562,925           286,140
                                            -----------        ----------
    Net increase (decrease) in net
      assets resulting from operations ...     (398,159)          298,325
                                            -----------        ----------
CAPITAL TRANSACTIONS:
Proceeds from contributions...............    8,854,217         5,779,224
Value of withdrawals......................   (3,026,771)         (114,076)
                                            -----------        ----------

    Net increase (decrease) in net
      assets from capital transactions ...    5,827,446         5,665,148
                                            -----------        ----------
NET INCREASE IN NET ASSETS: ..............    5,429,287         5,963,473
NET ASSETS:
Beginning of period.......................    5,963,473             --
                                            -----------        ----------
End of period.............................  $11,392,760        $5,963,473
                                            ===========        ==========
See notes to financial statements

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR          AUGUST 23, 1995
                                                ENDED        (COMMENCEMENT OF
                                             DECEMBER 31,      OPERATIONS) TO
                                                1996         DECEMBER 31, 1995
                                             ------------    -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)..    $11,393           $5,963
Ratio of expenses to average net assets....       0.56%               0%
Ratio of net investment income to
 average net assets........................       0.60%            1.53%*
Portfolio turnover.........................         73%               0%

Average commission rate per share (A)......     $0.019              N/A

   Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

   Ratios:
   Expenses to average net assets..........       1.06%            1.05%*
   Net investment income to average
     net assets............................       0.10%            0.48%*

  *Annualized
(A)The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Emerging Asian Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME AND OTHER TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $109,575, of which $49,394 was voluntarily waived, for the year ended December 31, 1996. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Portfolio accrued fees aggregating $5,478 for these services for the year ended December 31, 1996, of which $4,953 was voluntarily waived. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $12,479,567 and $7,561,714, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost........................................          $10,539,001
                                                                ===========
Gross unrealized appreciation.........................          $ 1,531,505
Gross unrealized depreciation.........................             (742,529)
                                                                -----------
Net unrealized appreciation...........................          $   788,976
                                                                ===========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, currently 1.00% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1996.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit for the year ended December 31, 1996 the commitment fee allocated to the Portfolio was $47. Since the line of credit was established, there have been no borrowings.

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES OF THE PREMIUM PORTFOLIOS (THE TRUST) AND THE SHAREHOLDERS OF EMERGING ASIAN MARKETS EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Asian Markets Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996 the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.



PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------
FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City